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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  January 3, 1997



                            CROP GROWERS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                             0-23830                81-0491497
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                 File Number)              Identification No.)

10895 LOWELL, SUITE 300
OVERLAND PARK, KANSAS                                       66210
(Address of principal executive offices)                  (zip code)

                                 (913) 338-7800
              (Registrant's telephone number, including area code)



               201 CROP GROWERS DRIVE, GREAT FALLS, MONTANA, 59401 (Former name or former address, if changed since last report.)

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ITEM 5:  OTHER EVENTS

On January 3, 1997, the court in the matter of UNITED STATES OF AMERICA V. CROP GROWERS CORPORATION, JOHN J. HEMMINGSON AND GARY A. BLACK (Crim. No. 96-0181
(GK)) ruled upon Crop Growers Corporation's (the "Company"), and its former President and Chief Executive Officer John Hemmingson's and its former Executive Vice President Gary Black's motions to dismiss and strike matters alleged in the Second Superseding Indictment related to the referenced case.

By virtue of the court's order, 12 of the 13 counts against the Company were dismissed on various grounds. The remaining count against the Company charges the Company with conspiring to violate certain federal laws, including federal election laws. No assurance can be given that the Independent Counsel will not appeal or take other actions in response to the court's order, including, without limitation, bringing a seperate indictment against the Company on one count dismissed on venue grounds.

By the court's order, count's six through fifteen of the Second Superseding Indictment were dismissed in their entirety because defendants had no duty to disclose uncharged criminal conduct under the concealment prong of 18 U.S.C. ("Section 1001") and because such Indictment does not adequately allege the use of an affirmatively false writing under the false statement prong of Section 1001. Further, count Sixteen of the Second Superseding Indictment was dismissed because defendants had no duty to disclose the alleged omissions to the investing public. Count Four of the Second Superseding Indictment was dismissed because the court held that venue does not lie in the District of Columbia for the charge of making and keeping false records and accounts, but rather venue is determined by the laws of the offense (the making and keeping of books, records and accounts).

A copy of the Company's press release dated January 6, 1997, the court's Order, the court's Memorandum Opinion and the Second Superseding Indictment are filed as exhibits hereto.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Exhibit No.         Description
     -----------         -----------

     99(1)               Press Release dated January 6, 1997
     99(2)               Order dated January 3, 1997
     99(3)               Memorandum Opinion dated January 3, 1997
     99(4)               Second Superseding Indictment

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Crop Growers Corporation


                                             By:  /s/ David Hill
                                                  -----------------------
                                                  David Hill
                                                  Chief Financial Officer

Date:  January 14, 1997

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                                  Exhibit Index

     Exhibit No.         Description                         Page
     -----------         -----------                         ----
     99(1)          Press Release dated January 6, 1997        5
     99(2)          Order dated January 3, 1997                6
     99(3)          Memorandum Opinion dated January 3, 1997   9
     99(4)          Second Superseding Indictment              63

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